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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
California Coastal Communities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALIFORNIA COASTAL COMMUNITIES, INC.
6 Executive Circle, Suite 250
Irvine, California 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 27, 2004

        The annual meeting of stockholders (the "Annual Meeting") of California Coastal Communities, Inc., a Delaware corporation (the "Company") will be held at the Wyndam Hotel, 700 King Street, Wilmington, Delaware, on May 27, 2004, commencing at 9:30 a.m. local time, to consider and act upon the following:

          (1)   To elect four directors of the Company, each for a term of one year.

          (2)   A proposal to amend the Company's Amended and Restated 1993 Stock Option/Stock Issuance Plan, to increase the number of shares of Common Stock issuable thereunder by an additional 150,000 shares for a total of 909,984 shares that will be issuable under the Plan, and to extend the term of the Plan to December 31, 2013.

          (3)   A proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock that the Company has the authority to issue from 11 million shares to 13.5 million shares, with a corresponding increase in the number of shares of Excess Stock, par value $0.05 per share from 11 million shares to 13.5 million shares.

          (4)   The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company.

          (5)   To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Holders of record of the Company's Common Stock at the close of business on April [    ], 2004 will be entitled to receive notice of, and to vote at the Annual Meeting, or any adjournment or postponement thereof.

                      By Order of the Board of Directors,

                      Sandra G. Sciutto
                       Senior Vice President,
                      Chief Financial Officer
                      and Secretary

Irvine, California
April [    ], 2004

        THE BOARD OF DIRECTORS OF CALIFORNIA COASTAL COMMUNITIES, INC. RECOMMENDS THAT YOU VOTE FOR THE FOREGOING PROPOSALS.

        YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

CALIFORNIA COASTAL COMMUNITIES, INC.
6 Executive Circle, Suite 250
Irvine, California 92614

PROXY STATEMENT

April [    ], 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of California Coastal Communities, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Wyndam Hotel, 700 King Street, Wilmington, Delaware on May 27, 2004, at 9:30 a.m., local time, and at any adjournment thereof. This Proxy Statement and the related proxy card are first being sent to the Company's stockholders on or about April [    ], 2004.

ACTION TO BE TAKEN UNDER THE PROXY

        At the Annual Meeting, the holders of shares of the Company's Common Stock, par value $.05 per share (the "Common Stock") will be asked to consider and vote upon;

  (i)
  The election of four directors of the Company, each for a term of one year;

  (ii)
  A proposal to amend the Company's Amended and Restated 1993 Stock Option/Stock Issuance Plan, to increase the number of shares of Common Stock issuable thereunder by an additional 150,000 shares for a total of 909,984 shares that will be issuable under the Plan, and to extend the term of the Plan to December 31, 2013;

  (iii)
  A proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock that the Company has the authority to issue from 11 million shares to 13.5 million shares, with a corresponding increase in the number of shares of Excess Stock, par value $0.05 per share from 11 million shares to 13.5 million shares; and

  (iv)
  The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

        All proxies in the enclosed form that are properly executed and returned to the Company will be voted at the Annual Meeting or any adjournments thereof in accordance with any specifications thereon, or, if no specifications are made, will be voted FOR approval of the proposals set forth in the Notice of Annual Meeting of Stockholders. Any proxy may be revoked by any stockholder who attends the meeting and gives oral notice of his or her intention to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

        Management does not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matters.

PROXY SOLICITATION

        The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will provide reimbursement for the cost of forwarding the material in accordance with customary charges. The Company has retained Shareholder Services to aid in the solicitation of proxies, including soliciting proxies from brokerage firms, banks, nominees, custodians and fiduciaries. The fees of such firm will aggregate approximately $350 plus out-of-pocket costs and expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Holders of record of the Company's Common Stock at the close of business on [April    ], 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting with respect to all matters properly presented at the Annual Meeting. Holders of the Common Stock are entitled to one vote for each share held on each such matter at the Annual Meeting. A stockholders' list will be available for examination by stockholders at the Annual Meeting.

        As of the Record Date, there were 10,075,212 shares of Common Stock issued and outstanding. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A plurality of the votes cast is required to elect the directors. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

        A proxy submitted by a stockholder may indicate that all or a portion of the shares of Common Stock represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such non-voted shares will count for purposes of determining the presence of a quorum.

        The following table sets forth, as of [March 17], 2004, the name and address of each person believed to be a beneficial interest holder of more than 5% of the Common Stock, the number of shares beneficially owned and the percentage so owned. Except as set forth below, management knows of no person who, as of [March 17], 2004, owned beneficially more than 5% of the Company's outstanding Common Stock.

Title of Class	Name and Address of Beneficial Interest Holder	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	ING Baring (U.S.) Capital Corporation 1325 Avenue of the Americas, 10th Floor New York, NY 10019	1,930,684 shares(1)	19.2%
Common Stock	Merrill Lynch & Co., Inc. 4 World Financial Center New York, NY 10080	1,038,295 shares(2)	10.3%
Common Stock	Mellon Financial Corporation One Mellon Center Pittsburgh, PA 15258	991,009 shares(3)	9.8%
Common Stock	Lloyd I. Miller, III 4550 Gordon Drive Naples, FL 34102	720,157 shares(4)	7.1%

Common Stock	Mercury Real Estate Advisors L.L.C. 100 Field Point Road Greenich, CT 06830	581,653 shares(5)	5.8%

(1)
According to Schedule 13D, Amendment No. 1 dated July 23, 1998, ING Baring (U.S.) Capital Corporation is the beneficial owner of 1,930,684 shares.

(2)
According to Schedule 13G, Amendment No. 3 dated February 9, 2004, Merrill Lynch & Co., Inc. is the beneficial owner of 1,038,295 shares.

(3)
According to Schedule 13G, Amendment No. 1 dated February 4, 2004, Mellon Financial Corporation is the beneficial owner of 991,009 shares.

(4)
According to Schedule 13G, Amendment No. 3 dated February 20, 2004, Mr. Miller is the beneficial owner of 720,157 shares.

(5)
According to Schedule 13G, Amendment No. 1 dated February 12, 2004, Mercury Real Estate Advisors L.L.C. and its affiliates are the beneficial owners of an aggregate of 581,653 shares.

Proposal 1

ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of Thomas W. Sabin, Jr. (Chairman), Phillip R. Burnaman II, Raymond J. Pacini and J. Thomas Talbot. Under the Amended and Restated Certificate of Incorporation and the Amended By-Laws of the Company, the four members of the Board of Directors have each been elected for one year. The directors to be elected at the 2004 Annual Meeting will be elected for a one-year term expiring in 2005.

        Upon recommendation of the Nominating Committee, the Board of Directors has nominated Messrs. Burnaman, Pacini, Sabin and Talbot, whose current terms expire at the 2004 Annual Meeting, for election as directors. If any nominee should be unavailable for election at the Annual Meeting, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

        Information about the nominees for election as directors and the incumbent directors, including biographical and employment information, is set forth below:

Nominees for Election as Directors

        Phillip R. Burnaman II, 44, has been a Director of the Company since September 1997. Mr. Burnaman is a Senior Managing Director of ING Barings Services Limited (investment management/proprietary trading) which is a subsidiary of the ING Group, an Amsterdam-based banking, investment banking and insurance institution. Mr. Burnaman was Managing Director and global head of the Strategic Trading Platform of ING Barings from prior to 1998 until February 2001.

        Raymond J. Pacini, 48, has been a Director, President and Chief Executive Officer of the Company since May 1998. Since prior to 1998 until May 1998 he was Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.

        Thomas W. Sabin, Jr., 46, has been a Director of the Company since September 1997. Mr. Sabin is also President of Thomas Sabin, Inc. and Manager and Vice President of GSSW-REO, L.L.C., a real estate limited liability company. Prior to 1998, Mr. Sabin operated GSSW, L.P., a limited partnership, the purpose of which was to acquire real estate assets from the Resolution Trust Corporation. Mr. Sabin is also former President of Southmark Equities Corporation.

        J. Thomas Talbot, 68, has been a Director of the Company since August 1993. Mr. Talbot has also been owner of The Talbot Company, an investment and asset management company since prior to 1998. Mr. Talbot was also Chief Executive Officer of HAL, Inc., the parent company of Hawaiian Airlines prior to 1998 and is a Director of The Hallwood Group, Inc., a corporate rescue firm.

        Information about the beneficial ownership of the Common Stock as of [March 17], 2004 by each nominee, director, executive officer named in the Summary Compensation Table, and all directors and executive officers of the Company as a group is set forth below:

Name of Beneficial Interest Holder	Shares of Common Stock(1)	Percent of Class(2)
Thomas W. Sabin, Jr.(3)	279,000	2.70%
Raymond J. Pacini(4)	376,625	3.64%
J. Thomas Talbot(5)	35,020	*
Sandra G. Sciutto(6)	80,750	*

Directors and Executive Officers as a group (5 persons including the above named)	771,395	7.20%

(1)
Except as otherwise indicated in the notes below, the persons indicated have sole voting and investment power with respect to shares listed. In addition to the specific shares indicated in the following footnotes, this column includes shares held directly and shares subject to stock options which are exercisable and not subject to termination within 60 days.

(2)
These percentages are calculated assuming the conversion of all securities convertible within 60 days into Common Stock, which are held by the executive officer or director listed above but not those held by others. Asterisks indicate beneficial ownership of 1% or less of the class.

(3)
Includes options to purchase 275,000 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

(4)
Includes options to purchase 264,996 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

(5)
Includes options to purchase 35,000 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

(6)
Includes options to purchase 80,000 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

Board and Committee Meetings

        The Company's Board of Directors met six times during 2003. All of the incumbent directors attended 100% of the meetings of the Board and committees of the Board during the periods that they served.

        Board Independence.    The Board of Directors has determined that each of its current directors, all of whom are standing for re-election, is independent under the rules of the Nasdaq Stock Market, except the Chief Executive Officer.

        Committees of the Board.    The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Strategic Planning Committee. All members of the committees are appointed by the Board. The members of the Audit, Compensation and Nominating Committees are non-employee directors, and the Audit and Nominating Committees have adopted a written charter. The following describes each committee, its current membership, the number of meetings held during fiscal year 2003 and its function.

        Audit Committee.    The Audit Committee consists of Messrs. Burnaman, Sabin, and Talbot, with Mr. Talbot serving as Chairman. The Board has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. In addition, the Board has determined that Mr. Talbot has past employment experience as a chief executive officer or other senior officer with financial oversight responsibilities which results in the level of financial sophistication as set forth in the rules of the Nasdaq Stock Market, and qualifies him as an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. The Audit Committee met five times during 2003.

        The Audit Committee is responsible for the appointment, compensation and oversight of all work performed by the Company's independent auditors; the preapproval of the audit of the Company's financial statements and the performance of services related to the audit; reviewing the scope and results of the audit with the independent auditors; reviewing with management and the independent auditors the Company's year-end operating results; considering the adequacy of the internal accounting control procedures of the Company; the preapproval of the non-audit services to be performed by the independent auditors and considering the effect of such performance on the auditors' independence. The Audit Committee operates under a written charter adopted by the Board, a copy of which was filed as Exhibit A to the Proxy Statement for the Company's 2003 Annual Meeting.

        The Audit Committee works closely with management and the Company's independent auditors. The Audit Committee also meets with the independent auditors in an executive session, without the presence of our management, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed.

        The Audit Committee Report is included herein on page 11.

        Compensation Committee.    The Compensation Committee consists of Mr. Burnaman and Mr. Sabin, with Mr. Burnaman serving as Chairman. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee is responsible for the review, recommendation and approval of compensation arrangements for directors and executive officers, for the approval of such arrangements for other senior level employees, and for the administration of certain benefit and compensation plans and arrangements of the Company and its subsidiaries. The Compensation Committee met three times during 2003.

        The Compensation Committee Report is included herein on page 9.

        Nominating Committee.    The Nominating Committee consists of Messrs. Burnaman, Sabin and Talbot, with Mr. Sabin serving as Chairman. The Board has determined that all members of the Nominating Committee are independent directors under the rules of the Nasdaq Stock Market. The Nominating Committee considers and periodically reports on matters relating to the identification, selection and qualification of the members of the Board and candidates nominated to the Board and its committees; and oversees the evaluation of the Board and management. The Nominating Committee held one meeting during fiscal year 2003. The Board recently adopted the Nominating Committee charter, which is included herein as Appendix A.

        The Nominating Committee considers properly submitted stockholder recommendations for candidates for membership on the Board of Directors as described below under "Identification and Evaluation of Director Nominees." In evaluating such recommendations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability of the Board members and to address the membership criteria set forth under "Director Qualifications." Any stockholder recommendations proposed for consideration by the Nominating Committee should include the candidate's name and qualifications for membership on the Board and should be addressed to: Nominating Committee, Attention: Secretary, California Coastal Communities, Inc., 6 Executive Circle, Suite 250, Irvine, California 92614. Any such stockholder recommendations should include the following information: (a) all information relating to such director nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company's Common Stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualification of the director nominee, and should be submitted in the time frame described under the caption "Other Matters—Submission of Proposals for 2005 Annual Meeting" below.

        Director Qualifications.    The Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of the Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with the Company's longstanding values and standards. They should have broad experience at the policy-making level in business, real estate, finance, government, education, or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of the Company's stockholders.

        Identification and Evaluation of Director Nominees.    The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee would consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current members of the Board, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. The Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board.

        Strategic Planning Committee.    The Strategic Planning Committee consists of Messers. Pacini and Sabin, with Mr. Sabin serving as Chairman. The Strategic Planning Committee is responsible for evaluating various business prospects and strategic alternatives for the Company. The Strategic Planning Committee met nine times during 2003.

        Code of Ethics and Business Conduct.    The Board of Directors has adopted a Code of Ethics and Business Conduct applicable to all of its employees, including its Chief Executive Officer, Chief Financial Officer, and any other principal executive, senior financial or principal accounting officer. A copy of the Code of Ethics and Business Conduct is included herein as Appendix B. The Company will disclose any amendment to the Code of Ethics and Business Conduct or waiver of or departure from a provision thereof by filing a Current Report on Form 8-K with the Securities and Exchange Commission within five business days of any such occurrence.

Executive Officers of the Company

Name and Title	Age	Business Experience
Raymond J. Pacini President and Chief Executive Officer	48	President, Chief Executive Officer and Director of the Company since May 1998.
Sandra G. Sciutto Senior Vice President and Chief Financial Officer	44	Chief Financial Officer, Secretary and Treasurer of the Company since May 1998.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

        The non-employee directors of the Company are entitled to receive cash compensation and compensation pursuant to the plans described below.

        Cash Compensation.    Non-Employee Directors of the Company are entitled to receive compensation of $30,000 per year and $2,000 per meeting for attendance at each Board meeting. Non-employee directors who are members of the Audit, Compensation and the Strategic Planning Committees are entitled to receive $15,000 per year for membership in each of those committees and $1,000 for attendance at each committee meeting. Mr. Burnaman declined all such compensation during 2003. All directors are reimbursed for expenses incurred in attending Board and committee meetings. Pursuant to the Deferred Compensation Plan for Non-Employee Directors, a non-employee director may elect, generally prior to the commencement of any calendar year, to have all or any portion of the director's compensation for such calendar year credited to a deferred compensation account. Amounts credited to the director's account will accrue interest based upon the average quoted rate for ten-year U.S. Treasury Notes. Deferred amounts will be paid in a lump sum or in installments commencing on the first business day of the calendar year following the year in which the director ceases to serve on the Board, or of a later calendar year specified by the director.

        Amended and Restated 1993 Stock Option/Stock Issuance Plan.    The Company's Amended and Restated 1993 Stock Option/Stock Issuance Plan contains two separate equity incentive programs in which members of the Board may be eligible to participate. A summary of the Plan is set forth below in "Proposal 2" and a copy of the Plan is included herein as Appendix C.

Compensation of Executive Officers

        Summary Compensation Table.    The following table summarizes the compensation paid during the previous three fiscal years to the Chief Executive Officer and the Company's other executive officers whose salary and bonus during 2003 exceeded $100,000 (the "Named Executives") for services in all capacities to the Company.

Long-Term Compensation Awards
		Annual Compensation			Awards
Payouts
				Other Annual Compensation ($)	Restricted Stock Award(s) ($)	1993 Plan Options (# of shares)		All Other Compensation ($)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)				LTIP* Payouts ($)
Raymond J. Pacini President and Chief Executive Officer	2003 2002 2001	$324,600 312,100 284,600	— — —	— — —	— — —	— —	— — —	— — —
Sandra G. Sciutto Senior Vice President and Chief Financial Officer	2003 2002 2001	$181,600 171,600 166,600	$90,000 80,000 75,000	— — —	— — —	— — —	— — —	— — —

*
Long Term Incentive Plan

(1)
Includes auto allowance and amounts electively deferred by each Named Executive under the Company's 401(k) Plan.

        Pursuant to employment agreements currently in effect, Mr. Pacini and Ms. Sciutto are entitled to receive their respective base salaries and Ms. Sciutto is entitled to receive an incentive bonus of up to $90,000 upon the completion of certain performance targets agreed upon by Ms. Sciutto and the Company. The term of the employment agreements expires on April 30, 2005. If the employment of Mr. Pacini or Ms. Sciutto is terminated without cause, then they are entitled to a severance payment equal to their annual base salary for the remainder of the term of their employment agreement plus medical insurance for twelve months after such termination. In addition, Ms. Sciutto is entitled to the full amount of any unpaid target bonus payments. In March 2004, Ms. Sciutto and Mr. Pacini received bonuses of $125,000 each, based on their contributions to the Company's operating results in 2003.

        Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Value.    The following table sets forth information for each Named Executive with regard to the aggregate stock options exercised during the 2003 fiscal year, and stock options held as of December 31, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)(2)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)(2)
Raymond J. Pacini	—	—	264,996	$1,701,274
Sandra G. Sciutto	—	—	80,000	$513,600

(1)
Market value of underlying securities on exercise date, minus the exercise price.

(2)
Based upon market value of $10.92 for the Common Stock as of December 31, 2003, less the aggregate exercise price payable for such shares. On December 31, 2003, 264,996 options granted to Mr. Pacini were exercisable, and 80,000 options granted to Ms. Sciutto were exercisable. Such individuals held no unexercisable options and no stock appreciation rights at the end of such fiscal year.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights
			Number of securities remaining available for future issuance
Plan category
	(a)	(b)	(c)
Equity compensation plans approved by security holders	754,996	$4.50	4,988
Equity compensation plans not approved by security holders(1)	—	—	—

Total	754,996	$4.50	4,988

(1)
In December 1999, the Company issued warrants to two consultants in partial compensation for their services. Of the 48,000 warrants issued, 18,000 were exercised and 30,000 expired during December 2003.

Committee Interlocks and Insider Participation

        The Compensation Committee, and its members are named below. No member of the Compensation Committee was at any time during the 2003 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Report of the Compensation Committee

        The following Compensation Committee report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 nor incorporated by reference into any document so filed.

        The overall objectives of the Company's compensation program are to retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to maximize the link between executive and stockholder interests through an equity based plan and to recognize individual contributions as well as overall business results.

        The key elements of the Company's compensation program consist of fixed compensation in the form of base salary, and variable compensation in the forms of restricted stock grants, stock options, and annual incentive compensation. An executive officer's annual base salary represents the fixed component of their total compensation; however, variable compensation is intended to comprise a substantial portion of an executive's total compensation. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including any pension benefits, insurance and other benefits, as well as the programs described below.

        Base Salaries.    Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent including, where appropriate, a comparison to base salaries for comparable positions at other companies, and to historical levels of salary paid by the Company and its predecessors. Salary adjustments are based on a periodic evaluation of the performance of the Company and of each executive officer, and also take into account new responsibilities as well as changes in the competitive market place. The Compensation Committee, where appropriate, also considers non-financial performance measures.

        CEO Compensation.    The base salary established for the Company's Chief Executive Officer, Mr. Pacini, reflects the Committee's policy to maintain a level of stability and certainty with respect to the CEO's base salary from year to year. The Committee initially set the CEO's base salary in 1998, and sought to closely align Mr. Pacini's compensation with the interests of stockholders in maximizing the value of the Company. Therefore, Mr. Pacini's compensation package was structured to have his base salary compensation play a less central role by reason of a restricted stock award of 100,000 shares in 1998 and grants of stock options for 189,996 and 75,000 shares in 1997 and 1999, respectively. The stock award and stock options are also intended to provide the principal bonus component of Mr. Pacini's total compensation. In March 2004, Mr. Pacini received a cash bonus of $125,000 in recognition of his contributions to the success of the Company's homebuilding business and the Company's profitability. The CEO's current base salary of $315,000 effective January 1, 2003, is below the average of the surveyed compensation data for similarly situated chief executive officers in the industry. Mr. Pacini holds no stock appreciation rights.

        Annual Incentive Compensation Awards.    The Compensation Committee evaluates whether to grant annual incentive compensation awards to the CEO based on the performance of both the Company and the CEO, while considering the objective of tying most of the CEO's variable compensation to the Company's stock performance through the granting of restricted stock and options described above. The variable compensation payable annually to the CFO is intended to consist principally of annual incentive compensation awards, based on various individual performance objectives established by the CEO and the Compensation Committee.

        Other Incentive Compensation.    Each option grant is designed to align the interests of the executive with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the executive's tenure, level of responsibility and relative position in the Company. The Compensation Committee has established certain general guidelines in making option grants to the executives in an attempt to target a fixed number of option shares based upon the individual's position with the Company and their existing holdings of options. However, the Company does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant.

  The Compensation Committee
  of the Board of Directors:

  Phillip R. Burnaman, Chairman
  Thomas W. Sabin, Jr.

Report of the Audit Committee

        The following Audit Committee report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 nor incorporated by reference into any document so filed.

        The purpose of the Audit Committee is to assist the Board in its oversight of management's conduct of the Company's financial reporting process, and is more fully described in its charter which the Committee has adopted. The Committee reviews the charter on an annual basis. The Committee annually reviews the Nasdaq standard of independence for audit committees and at its most recent review determined that the Committee meets that standard.

        Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Audit Committee reviewed and discussed with management of the Company and Deloitte & Touche LLP the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

        The Audit Committee discussed with Deloitte & Touche LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The Audit Committee also received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," currently in effect and discussed with that firm its independence from the Company. The Audit Committee discussed with management of the Company and Deloitte & Touche LLP such other matters and received such assurances as the Audit Committee deemed appropriate.

        The Audit Committee considered the effect that provision of all other non-audit related fees may have on the independence of Deloitte & Touche LLP. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of Deloitte & Touche LLP as the Company's principal accountants.

        During fiscal 2003, the Audit Committee performed all of its duties and responsibilities under the then applicable Audit Committee Charter. In addition, based on the foregoing review and discussions and a review of the report of Deloitte & Touche LLP, and relying thereon, the Audit Committee recommended the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

  The Audit Committee
  of the Board of Directors:

  J. Thomas Talbot, Chairman
  Phillip R. Burnaman, II
  Thomas W. Sabin, Jr.

Stock Price Performance Comparison

        The following Stock Price Performance Comparison shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 nor incorporated by reference into any document so filed.

        The following graph illustrates the return during the past five years that would have been realized on December 31 of each year (assuming reinvestment of dividends) by an investor who invested $100 on December 31, 1998 in each of (i) the Company's Common Stock, (ii) a peer group index ("Real Estate Index"), which consists of five real estate development and homebuilding companies, and (iii) the Media General Composite Market Value Index ("Media General Index").

        The Company's peer group index includes the following companies: Capital Pacific Holdings, Inc., Brookfield Homes Corporation, Standard Pacific Corporation, Tejon Ranch Company and William Lyon Homes.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
THE COMPANY, REAL ESTATE INDEX AND MEDIA GENERAL INDEX

	FISCAL YEAR ENDING
Company/Index/Market
	1998	1999	2000	2001	2002	2003
The Company	100.00	94.74	42.11	63.16	77.61	153.26
Real Estate Index	100.00	99.26	150.75	176.35	196.22	388.53
Media General Index	100.00	121.99	110.12	97.50	77.45	103.11

CERTAIN TRANSACTIONS

        None.

Proposal 2

APPROVAL OF INCREASE IN SHARES ISSUABLE UNDER THE
COMPANY'S AMENDED AND RESTATED 1993 STOCK OPTION/STOCK ISSUANCE PLAN
AND EXTENSION OF ITS TERM

        On March 4, 2004, the Board of Directors approved amendments to the Company's Amended and Restated 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), increasing the number of shares of Common Stock issuable thereunder by an additional 150,000 shares and extending the term of the 1993 Plan to December 31, 2013. The Board also recommended that the 1993 Plan, as so amended, be submitted to the Company's stockholders for approval at the Annual Meeting. The 1993 Plan was originally approved by the Company's stockholders on May 20, 1994. The full text of the amendment to the 1993 Plan is set forth herein as Appendix C to this Proxy Statement; and the following summary of the material features of the 1993 Plan is qualified in its entirety by reference to the full text of the 1993 Plan, as proposed to be amended, which is attached to this Proxy Statement as Appendix C. The only changes proposed to be made to the 1993 Plan are the increase in shares issuable under the 1993 Plan from 759,984 shares to 909,984 shares, and to extend its term to December 31, 2013.

Purpose of the Amendment

        The Company believes that it has been able to retain highly qualified personnel in part through the use of option grants, and that it is desirable to have the continued flexibility to retain and reward exceptional performance by employees through additional option grants. The Company has used the 1993 Plan for this purpose. As of March 4, 2004, options to purchase 754,996 shares of Common Stock were outstanding, no options had been exercised and options for only 4,988 shares of Common Stock remained available for grant. Accordingly, the Board of Directors approved the amendments to the 1993 Plan in order to maintain the 1993 Plan as a continuing source of employee and director incentives.

Summary of the 1993 Plan

        General.    The 1993 Plan contains two separate equity incentive programs in which members of the Board may be eligible to participate: (i) a Discretionary Option Grant Program, under which eligible non-employee members of the Board, along with officers, key employees and consultants, may be granted options to purchase shares of Common Stock, and (ii) a Director Fee Program, under which each non-employee member of the Board may elect to apply all or any portion of his or her annual retainer fee (currently $30,000) to the acquisition of unvested shares of Common Stock.

        Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements.

        Plan Administration.    The Discretionary Option Grant Program is administered by the Compensation Committee of the Board, which is comprised of one or more non-employee Board members appointed by the Board. The Compensation Committee, as "Plan Administrator," has complete discretion (subject to the express provisions of the 1993 Plan) to authorize stock option grants. All grants under the Director Fee Program are made in strict compliance with the express provisions of the program, and no administrative discretion is exercised by the Plan Administrator with respect to the grants or stock issuances made under that program.

        Discretionary Option Grant Program.    The principal features of the Discretionary Option Grant Program may be summarized as follows:

        The exercise price per share of the Common Stock subject to a stock option will not be less than 100% of the fair market value per share of that security on the grant date. No option will have a maximum term in excess of ten years measured from the grant date. The Plan Administrator has complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's repurchase rights, or (iii) which become exercisable in installments for vested shares over the optionee's period of service. Non-employee members of the Board who serve as Plan Administrator are not eligible to participate in the Discretionary Option Grant Program.

        The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised for vested shares through a same-day sale program pursuant to which the purchased shares are to be sold immediately and a portion of the sale proceeds applied to the payment of the exercise price for those shares on the settlement date.

        Any option held by the optionee at the time of cessation of service will normally not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 36 months) at the time of the option grant. For purposes of the 1993 Plan, an individual will be deemed to continue in service for so long as that person performs services on a periodic basis for the Company or any parent or subsidiary corporations, whether as an employee, a non-employee member of the Board or an independent consultant or advisor. However, the option term shall not terminate prior to the expiration date in the event that the services of optionee cease as part of the negotiated terms and conditions of (i) a Corporate Transaction (generally a merger, disposition or reverse merger whereby substantially all of the assets of the corporation are disposed or a majority of the voting power of the corporation's securities is transferred); or (ii) any joint venture, strategic corporate partnering or other alliance or participation with any other entity which involves the development of the Company's Bolsa Chica property.

        The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        Any unvested shares of Common Stock are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator has complete discretion in establishing the vesting schedule for any such unvested shares and has full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

        The optionee is not to have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

        The Plan Administrator may grant options with stock appreciation rights. Stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such vested shares. Such appreciation distribution may, in the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

        Director Fee Program.    Under the Director Fee Program, each individual serving as a non-employee Board member is eligible to elect to apply all or any portion of the annual retainer fee otherwise payable in cash to such individual (currently $30,000) to the acquisition of unvested shares of Common Stock. The non-employee Board member must make the stock election prior to the start of the calendar year for which the election is to be in effect. On the first trading day in January of the calendar year for which the election is in effect, the portion of the retainer fee subject to such election will be applied to the acquisition of the selected shares of Common Stock by dividing the elected dollar amount by the closing selling price per share of Common Stock on that trading day. The issued shares will be held in escrow by the Company until the individual vests in those shares. The non-employee Board member will have full stockholder rights, including voting and dividend rights, with respect to all issued shares held in escrow on his or her behalf.

        Upon completion of each calendar quarter of Board service during the year for which the election is in effect, the non-employee Board member will vest in one-fourth of the issued shares, and the stock certificate for those shares will be released from escrow. Immediate vesting in all the issued shares will occur in the event the individual dies or becomes disabled during his or her period of Board service or certain changes in control or ownership of the Company are effected during such period. Should the Board member cease service prior to vesting in one or more quarterly installments of the issued shares, then those installments will be forfeited, and the individual will not be entitled to any cash payment from the Company with respect to the forfeited shares.

        In 2003 no shares were received in lieu of the cash retainer fee.

        Financial Assistance.    The Plan Administrator may institute a loan program in order to assist one or more optionees in financing their exercise of outstanding options under the Discretionary Option Grant Program. The form in which such assistance is to be made available (including loans or installment payments) and the terms upon which such assistance is to be provided will be determined by the Plan Administrator. However, the maximum amount of financing provided any individual may not exceed the amount of cash consideration payable for the issued shares plus all applicable Federal, state and local income and employment taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the individual's period of service.

        Amendment and Termination.    The Board of Directors may amend or terminate the 1993 Plan at any time, except that it may not make any change to a previously granted option which would impair the optionee's rights without the optionee's consent and, without stockholder approval, it may not make any amendment that would (i) increase the aggregate number of shares which may be issued pursuant to the provisions of the 1993 Plan, or (ii) change the class of individuals eligible to receive options under the 1993 Plan.

        Recapitalization or Change in Control.    The 1993 Plan includes customary provisions providing for proportionate adjustments in the number of shares subject to outstanding options and the option exercise prices in the event of stock dividends, stock splits and other events. In addition, upon the occurrence of a Corporate Transaction or Change in Control, as defined in the 1993 Plan (generally meaning a merger or sale of the Company or a change in control of the Company), the Plan Administrator, in its sole discretion, may accelerate the vesting of all or a portion of the outstanding options that do not otherwise become automatically accellerated.

  Tax Effects of Participation in the Plan.

        Status of Options.    The federal income tax consequences both to the optionee and the Company of options granted under the 1993 Plan differ depending on whether an option is an incentive stock option or a non-statutory stock option.

        Nonstatutory Stock Options.    No federal income tax is imposed on the optionee upon the grant of a non-statutory stock option. Generally, upon the exercise of a non-statutory stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price paid for such shares. Upon a subsequent disposition of the shares received upon exercise of a non-statutory stock option, any difference between the amount realized on the disposition and the basis of the shares (option price plus any ordinary income recognized) would be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares. Upon an optionee's exercise of a non-statutory stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee.

        Incentive Stock Options.    No federal income tax is imposed on the optionee upon the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be included in the calculation of the optionee's alternative minimum tax liability, if any. If the optionee does not dispose of shares acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares were transferred to him, no income is recognized by the optionee by reason of the exercise of the option, and the difference between the amount realized upon a subsequent disposition of the shares and the option price of the shares would be treated as long-term capital gain or loss. In such event, the Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares so acquired. If an optionee disposes of shares acquired pursuant to his exercise of an Incentive stock option prior to the end of the two-year or one-year holding periods noted above, the disposition would be treated as a disqualifying disposition and the optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or, in the case of a sale in which a loss would be recognized, the amount realized on such sale, if less) over the option price. Any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long-term or short-term capital gain, depending on the holding period of the shares. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee.

Plan Benefits

        The following table contains information concerning the benefits to be received by our officers and directors if the amendments to the 1993 Plan are approved by the stockholders. These benefits represent an option grant made to one of the Company's directors on March 4, 2004, subject to stockholder approval of the increase in the number of shares of common stock subject to the 1993 Plan and the extension of its term to December 31, 2013. All of the options set forth below will vest 50% per year over a two (2) year period, and have a ten (10) year exercise period.

	Weighted Average Exercise Price/ Exercise Price ($/Share)	Number of Shares
Name and Position
Named Executive Officers (none)	—	—
All Current Executive Officers as a Group (none)	—	—
Non-Executive Director Group (one person)	$10.90	20,000
Non-Executive Officer Employee Group (none)	—	—

*
As of April    , 2004, the market value of the Common Stock as reported by the Nasdaq National Market was $    per share.

Stockholder Approval

        Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to approve the amendments to the 1993 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE COMPANY'S 1993 PLAN.

Proposal 3

AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE
NUMBER OF AUTHORIZED SHARES

        On March 4, 2004, the Board approved an amendment to Article Fourth of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") which would increase the number of authorized shares of Common Stock from 11 million shares to 13.5 million shares and, correspondingly, the number of authorized shares of Excess Stock would increase from 11 million shares to 13.5 million shares. The Certificate currently authorizes a total of 11 million shares of Common Stock and 11 million shares of Excess Stock. As of April    , 2004, there were 10,075,212 shares of Common Stock issued and outstanding; an additional 759,984 shares are reserved for issuance under the 1993 Plan; and an additional 150,000 shares of Common Stock will be required to be reserved for issuance under the 1993 Plan assuming approval of the amendment to the 1993 Plan, which leaves only 14,804 authorized shares of Common Stock for other purposes under the Certificate.

Reasons for the Proposed Amendment

        The Board believes that it is in the best interests of the Company and stockholders to have available additional authorized but unissued shares of Common Stock for use in connection with employee benefit plans, possible acquisitions, stock splits, stock dividends, raising additional capital and other corporate purposes. Except for issuances of shares of Common Stock pursuant to the 1993 Plan, the Board of Directors has no present plans, understandings or agreements for the issuance of any of the additional shares. If authorization of an increased amount of Common Stock were postponed until a specific need arose, a significant amount of time and expense would be consumed incident to stockholder action on the proposed issuance. Authorized shares of Common Stock may be issued by action of the Board from time to time without further approval by the stockholders subject to applicable rules of the National Association of Securities Dealers, Inc., if then applicable to the Company.

Possible Effects of the Proposed Amendment

        The holders of shares of Common Stock are not entitled to any preemptive right to purchase or have offered to them any shares or other securities of the Company whether now or hereafter authorized. Any issuance of shares of Common Stock on other than on a pro rata basis to all stockholders would dilute the voting power and percentage of share ownership and may reduce the portion of dividends and liquidation proceeds payable to current stockholders. In addition, the issuance of shares of Common Stock in connection with an acquisition could dilute the Company's earnings per share, but any such dilution would be expected to be only for the short term.

        The proposed amendment to the Certificate could also, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board is not aware of any attempt to take control of the Company and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Stockholder Approval

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposed amendment to the Certificate. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE.

Proposal 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors, has appointed Deloitte & Touche LLP as independent auditors for the 2004 fiscal year and hereby requests that stockholders ratify such appointment. Representatives of Deloitte & Touche LLP will not be present at the Annual Meeting.

        The Board has also approved the decision to appoint Deloitte & Touche LLP based on the recommendation of the Audit Committee. Before making its recommendation to the Board, the Audit Committee carefully considered that firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in all respects.

        Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request approval of this appointment by the stockholders. Notwithstanding its appointment, the Board, in its discretion, may appoint new independent auditors at any time during the year if the Board believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors may reconsider its appointment.

Independent Auditor's Fees During 2003 and 2002

        The Audit Committee appointed Deloitte & Touche LLP as the Company's independent auditors to audit the Company's financial statements for each of the fiscal years ended December 31, 2003 and

2002. The aggregate fees billed by and paid to Deloitte & Touche LLP include fees for the following services rendered during those fiscal years is as follows:

	2003	2002
Audit fees(1)	$89,186	$67,713
Audit-Related Fees(2)	7,070	None
Financial information systems design and implementation fees	None	None
Tax Fees(3)	37,427	136,401
Other fees	None	None

	$133,683	$204,114

(1)
Audit Fees: This category consists of fees for the audit of the Company's annual financial statements, review of the financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters

(2)
Audit-Related Fees: This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."

(3)
Tax Fees: This category consists of professional services rendered by Deloitte & Touche LLP for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

        The Audit Committee discussed these non-audit services with Deloitte & Touche LLP and determined that their provision would not impair Deloitte & Touche LLP's independence.

        THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

OTHER MATTERS

Submission of Proposals for 2005 Annual Meeting

        Stockholders may submit proposals on matters appropriate for stockholder action at the Company's Annual Meetings, consistent with regulations adopted by the Securities and Exchange Commission and the Amended By-laws of the Company. Proposals to be considered for inclusion in the proxy statement for the 2005 Annual Meeting must be received by the Company at its principal executive office no later than November [29], 2004. Stockholders wishing to present a proposal in person at the 2005 Annual Meeting must give the Company written notice of their proposal no later than February 14, 2005. Proposals should be directed to the attention of the Secretary, California Coastal Communities, Inc., 6 Executive Circle, Suite 250, Irvine, California 92614.

Stockholder Communications with the Board

        Other than the procedures set forth under "Submission of Proposals for 2005 Annual Meeting" above, the Company does not have a general procedure by which stockholders can send communications to the Board. Stockholders who wish to communicate with our Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so by contacting the Audit Committee. Such complaint or concern should be submitted in writing and such persons lodging a complaint may remain anonymous if they so choose. Stockholders may address any such complaints to the Audit Committee of the Board at Company's main business address set forth above. Alternatively, stockholders wishing to communicate with a specific individual director should so indicate and the communication will be forwarded as appropriate. The Company does not have a policy with regard to directors' attendance at annual meetings. Mr. Pacini was the only director who attended the Company's last annual meeting.

Compliance with Section 16(a) under the Securities Exchange Act of 1934

        Section 16 of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

        Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that there was compliance for the fiscal year ended December 31, 2003 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners.

Annual Report

        The Company's 2003 Annual Report to Stockholders, together with this Proxy Statement, is being mailed to all stockholders of the Company of record on [April    ], 2004, the record date for voting at the Annual Meeting.

By Order of the Board of Directors,
SANDRA G. SCIUTTO Senior Vice President, Chief Financial Officer and Secretary

APPENDIX A

NOMINATING COMMITTEE CHARTER
OF
CALIFORNIA COASTAL COMMUNITIES, INC.

I. General.

        There shall be a committee of the Board of Directors ("Board") for CALIFORNIA COASTAL COMMUNITIES, INC., a Delaware corporation ("Company"), to be known as the Nominating Committee ("Nominating Committee").

II. Purpose.

        The Nominating Committee shall identify individuals qualified to become Board members, and recommend that the Board select the director nominees for the next annual meeting of shareholders.

III. Committee Membership and Procedures.

        The Nominating Committee shall consist of members who shall satisfy the independence requirements of the corporate governance rules of Nasdaq. The Board shall appoint the members of the Nominating Committee, considering the views of the Chairman of the Board and the Chief Executive Officer, as appropriate. The members of the Nominating Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Nominating Committee. The Board shall have the power at any time to change the membership of the Nominating Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements described above. Except as expressly provided in this Charter, the By-laws of the Company or the Company's Code of Ethics and Business Conduct, the Nominating Committee shall fix its own rules of procedure and may form and delegate authority to subcommittees when appropriate.

IV. Committee Authority and Responsibilities.

        The Nominating Committee shall:

  1.
  Develop qualification criteria for Board members, and actively seek, interview and screen individuals qualified to become Board members for recommendation to the Board.

  2.
  Have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms.

  3.
  Have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

  4.
  Oversee the evaluation of the executive management of the Company and make recommendations to the Board as appropriate.

  5.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  6.
  Annually review its own performance.

A-1

APPENDIX B

CODE OF ETHICS AND BUSINESS CONDUCT
of
CALIFORNIA COASTAL COMMUNITIES, INC.

I. General.

        The Board of Directors (the "Board") of CALIFORNIA COASTAL COMMUNITIES, INC., a Delaware corporation ("Company") has developed, and the Board has adopted, the following Code of Ethics and Business Conduct (the "Code") in order to comply with the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 and the corporate governance requirements of the Nasdaq Stock Market. This Code should be interpreted in the context of all applicable laws and the Company's Amended and Restated Certificate of Incorporation and Amended By-Laws and its other corporate governance documents. This Code is subject to amendment from time to time by the Board, as the Board may deem appropriate in the best interests of the Company or as required by applicable laws and regulations. In the event of (i) any amendment made to this Code, (ii) any material departure from the provisions of this Code that applies to the Company's Chief Executive Officer or any of its senior financial officers, or (iii) any failure by the Company to take action within a reasonable time regarding a material departure from a provision of this Code that applies to the Company's Chief Executive Officer or any of its senior financial officers and that has been made known to an executive officer of the Company; then within five (5) business days of the occurrence of such event a Current Report on Form 8-K shall be filing disclosing such occurrence.

II. Purpose.

        The purpose of this Code is to provide written standards that are reasonably designed to deter wrongdoing and to promote:

  •
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

  •
  Compliance with applicable governmental laws, rules and regulations;

  •
  The prompt internal reporting to an appropriate person or persons identified in this Code of violations of this Code; and

  •
  Accountability for adherence to this Code.

        This Code does not summarize all laws, rules and regulations applicable to the Company and its employees, officers and directors.

II. Code Provisions.

1.
General Compliance With Applicable Laws. All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the U.S. and other states, counties, cities and jurisdictions, in which the Company conducts its business or which are otherwise applicable to the Company.

2.
Prohibition Against Insider Trading. Federal securities laws prohibit "insider trading" by the Company and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the

  Company are not permitted to buy, sell or otherwise trade in the Company's securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information, especially since the individuals receiving such information might utilize such information to trade in the Company's securities. Company employees, officers and directors are directed to contact the Company's Chief Executive Officer prior to engaging in any purchase or sale of the Company's securities and if they have questions regarding the applicability of such insider trading prohibitions.

3.
Corrupt Practices Act. The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. The Company's executive officers can provide guidance to you in this area.

4.
Conflicts Of Interest; Prohibited Loans; Multiple Employment. All employees, officers and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company's interests. A "conflict of interest" exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal law prohibits loans to directors and executive officers. Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board or committees of the Board. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with higher levels of management who may, in turn, consult the Company's legal advisors. It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. No employee is allowed to work for a competitor as a consultant or board member without the express written consent of the Board. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on the Company's behalf.

5.
Corporate Opportunity. Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of corporate property, information or position; (b) using corporate property, information or position for personal gain; and (c) competing with the Company. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

6.
Business Entertainment and Gifts. The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage. No gift or entertainment should be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff, and (5) does not violate any laws or regulations. Please discuss with an executive officer any gifts or proposed gifts which you are not certain are appropriate.

7.
Confidentiality. Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its persons with whom the Company does business, except when disclosure is authorized by the appropriate executive officers or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and directors should consult the Chief Executive Officer or the Chief Financial Officer if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or others if disclosed.

8.
Fair Dealing. Each employee, officer and director should endeavor to deal fairly with the Company's customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

9.
Protection And Proper Use Of Company Assets. All employees, officers and directors should protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. All Company assets should be used for legitimate business purposes.

10.
Public Company Reporting. As a public company, it is of critical importance that the Company's filings with the Securities and Exchange Commission be accurate and timely. Depending on their position with the Company, an employee, officer or director may be called upon to provide necessary information to assure that the Company's public reports are complete, fair and understandable. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company's public disclosure requirements. All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls. Unrecorded or "off the books" funds or assets should not be maintained unless permitted by applicable law or regulation. Records should always be retained or destroyed according to the Company's record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult the Company's executive officers.

11.
Reporting Accounting Complaints. The Company's policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company. If any employee, officer or director of the Company has concerns or complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Audit Committee of the Board (which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially. Such submissions may be directed to the attention of the Audit Committee, or any director who is a member of the Audit Committee, at the principal executive offices of the Company.

12.
Reporting Any Other Illegal Or Unethical Behavior. Employees are encouraged to talk to immediate supervisors or superiors, managers, executive officers or directors about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who are concerned that violations of this Code or that other illegal or unethical conduct by employees, officers or directors of the Company have occurred or may occur should contact their immediate supervisors or superiors, if any. If a person does not believe it appropriate or is not comfortable approaching their immediate supervisor or superior about their concerns or complaints, then such person may contact the Audit Committee of the Board. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings.

13.
No Retaliation. The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

14.
Penalties For Violations. Employees who violate the spirit or letter of this Code are subject to disciplinary action up to and including termination of employment. Violation of a provision of this Code can also mean breaking the law, subjecting the violator or the Company to criminal penalties (fines or jail sentences) or civil sanctions (damage awards or fines). The following are examples of conduct that may result in discipline:

•
Actions that violate a provision of this Code.

•
Requesting others to violate a provision of this Code.

•
Failure to promptly raise a known or suspected violation of a provision of this Code.

•
Failure to cooperate in a Company investigation of possible violations of a provision of this Code.

•
Retaliation against another employee for reporting an concern about a provision of this Code.

•
Failure to demonstrate the leadership and diligence needed to ensure compliance with a provision of this Code.

III. Personal Commitment to Integrity.

        I acknowledge that I have received and read this Code. I understand that every employee of the Company is required to comply with the provision of this Code. When I have a concern about a possible violation of a provision of this Code, I will raise the concern in the manner provided in this Code.

Signed:
Dated: , 200	Printed Name:

APPENDIX C

CALIFORNIA COASTAL COMMUNITIES, INC.

AMENDED AND RESTATED

1993 STOCK OPTION/STOCK ISSUANCE PLAN
(AS APPROVED BY THE BOARD OF DIRECTORS ON MARCH 4, 2004)

ARTICLE ONE
GENERAL

I.     PURPOSE OF THE AMENDED AND RESTATED PLAN

        A.    This Amended and Restated 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of California Coastal Communities, Inc., a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), and (ii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

        B.    The Plan amends and restates the Corporation's Amended and Restated 1993 Stock Option/Stock Issuance Plan (the "1993 Plan") which became effective immediately upon adoption by the Board on November 29, 1993 and was approved by the Corporation's stockholders on May 20, 1994.

II.    DEFINITIONS

        A.    For purposes of the Plan, the following definitions shall be in effect:

        Board:    the Corporation's Board of Directors.

        Change in Control:    a change in ownership or control of the Corporation effected through either of the following transactions:

          a.     any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

          b.     a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        Common Stock:    shares of the Corporation's Common Stock, par value $.05 per share, on a post 1997 capital stock combination and one for one hundred (1:100) reverse stock split basis.

        Code:    the Internal Revenue Code of 1986, as amended.

        Committee:    the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

        Corporate Transaction:    any of the following stockholder-approved transactions to which the Corporation is a party:

          a.     a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          b.     the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          c.     any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

        Employee:    an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        Exercise Date:    the date on which the Corporation shall have received written notice of the option exercise.

        Fair Market Value:    the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

          a.     If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of that security on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price per share of that security on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          b.     If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share of that security on the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price per share of that security on the exchange on the last preceding date for which such quotation exists.

        Hostile Take-Over:    a change in ownership of the Corporation effected through the following transaction:

          a.     any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

          b.     more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

        Incentive Option:    a stock option which satisfies the requirements of Code Section 422.

        1934 Act:    the Securities and Exchange Act of 1934, as amended.

        Non-Statutory Option:    a stock option not intended to meet the requirements of Code Section 422.

        Optionee:    any person to whom an option is granted under the Discretionary Option Grant Program in effect under the Plan.

        Permanent Disability or Permanently Disabled:    the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        Plan Administrator:    the Committee in its capacity as the administrator of the Plan.

        Service:    the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

        Take-Over Price:    the greater of (a) the Fair Market Value per share of the Common Stock subject to the particular option surrendered to the Corporation in connection with a Hostile Take-Over on the date such option surrender is effected or (b) the highest reported price per share of that security paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

        B.    The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          —    Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          —    Each corporation (other than the Corporation) in an unbroken chain of corporations which begins with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III.  STRUCTURE OF THE PLAN

        A.    Stock Programs.    The Plan shall be divided into two (2) separate components: the Discretionary Option Grant Program specified in Article Two and the Director Fee Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Director Fee Program, each non-employee Board member may, in accordance with the provisions of Article Three, elect to apply all or any portion of his or her annual retainer fee to the acquisition of unvested shares of Common Stock.

        B.    General Provisions.    Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to the Discretionary Option Grant Program and the Director Fee Program and shall accordingly govern the interests of all individuals under the Plan.

IV.    ADMINISTRATION OF THE PLAN

        A.    The Discretionary Option Grant Program shall be administered by the Committee in its capacity as Plan Administrator. No non-employee Board member shall be eligible to serve on the Committee if such individual has, within the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee, received an option grant or direct stock issuance under this Plan or any other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Director Fee Program.

        B.    Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

        C.    The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such program and any outstanding option grants thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program or any outstanding option or unvested share issuance thereunder.

        D.    Administration of the Director Fee Program shall be self-executing in accordance with the express terms and conditions of Article Three and the Committee as Plan Administrator shall exercise no discretionary functions with respect to option grants or share issuances made pursuant to those programs.

V.     OPTION GRANTS AND STOCK ISSUANCES

        A.    The persons eligible to participate in the Discretionary Option Grant Program under Article Two shall be limited to the following:

          —    officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

          —    members of the Board or the members of the board of directors of any parent or subsidiary corporation; and

          —    those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

        B.    Non-employee Board members who serve as Plan Administrator shall not, during their period of service as such, be eligible to participate in the Discretionary Option Grant Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations), other than the Director Fee Program, to the extent they are eligible for participation in those latter programs in accordance with the provisions of Articles Three.

        C.    The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option is to remain outstanding.

VI.   STOCK SUBJECT TO THE PLAN

        A.    Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. Nine Hundred Nine Thousand Nine Hundred and Eighty-Four (909,984) shares of Common Stock may be issued over the term of the Plan, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve is comprised of the number of shares of Common Stock which remained available for issuance under the 1993 Plan prior to this amendment, as reduced by this amendment.

        B.    In no event shall there be issued over the remaining term of the Plan, from the effective date of this amendment to the 1993 Plan until the termination of the Plan pursuant to Article Four, Section IV, more than Nine Hundred Nine Thousand Nine Hundred and Eighty-Four (909,984) shares in the aggregate of Common Stock. The foregoing share limitations shall be subject to periodic adjustment in accordance with the provisions of Section F of this Article VI.

        C.    Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section IV of Article Two and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock (as the case may be) available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

        D.    Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities in the aggregate for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct share issuances over the term of the Plan, (iii) the number and/or class of securities for which share issuances are subsequently to be made to non-employee Board members under the Director Fee Program, and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM

I.     TERMS AND CONDITIONS OF OPTIONS

        Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

        A.    Exercise Price.

          1.     The exercise price per share of Common Stock subject to any option granted under this Article Two shall be fixed by the Plan Administrator at the time of the grant, but in no event shall such exercise price be less than one hundred percent (100%) of the Fair Market Value per share of that security on the grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Four and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

            a.     full payment in cash or check made payable to the Corporation's order;

            b.     full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

            c.     full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

            d.     to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

        Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

        B.    Term and Exercise of Options.    Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

        C.    Termination of Service.

          1.     The following provisions shall govern the exercise period applicable to any outstanding options under this Article Two held by the Optionee at the time of cessation of Service or death.

            —    Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

            —    Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise such option, however, shall lapse upon the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

            —    During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to he outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

            —    Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

            —    Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

          2.     The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph 1 above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

          3.     The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

        D.    Stockholder Rights.    An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

        E.    Repurchase Rights.    The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

            —    The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

            —    All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            —    The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

II.    INCENTIVE OPTIONS

        The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

        A.    Dollar Limitation.    The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000)

limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

        B.    10% Stockholder.    If any individual to whom an incentive Option is granted is the owner of stock (as determined under Section. 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per share of the Common Stock subject to that option shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of that security on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

        Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

III.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

        A.    In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

        B.    Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

        C.    Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

        D.    The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for both (i) the automatic acceleration of one or more outstanding options granted under this Article Two Plan which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time and (ii) the immediate termination of one or more of the Corporation's outstanding repurchase rights which are assigned in connection with such Corporate Transaction and do not otherwise terminate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

        E.    The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the immediate termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

        F.     Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

        G.    The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        H.    The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

IV.    STOCK APPRECIATION RIGHTS.

        A.    Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IV, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares of Common Stock in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

        B.    No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section IV may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

        C.    If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

        D.    One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights with respect to their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for fully-vested shares of Common

Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the date the option is surrendered to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

        E.    The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent issuance under the Plan.

ARTICLE THREE
DIRECTOR FEE PROGRAM

I.     ELIGIBILITY

        Subject to the availability of shares of Common Stock under the Plan pursuant to Article One, Section VI of the Plan, each individual serving as a non-employee Board member shall be eligible to apply all or any portion of the annual retainer fee otherwise payable to him or her in cash to the acquisition of unvested shares of Common Stock under this Article Three Program.

II.    ELECTION PROCEDURE

        A.    Filing.    The non-employee Board member must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1994 calendar year. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose, and the election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Board member may file a standing election to be in effect for two or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator at least six (6) months prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

        B.    Election Form.    On the election form, the non-employee Board member must indicate the percentage or dollar amount of his or her annual retainer fee to be applied to the acquisition of unvested shares under this Article Three Program to be issued in lieu of such fee. The non-employee Board member may elect to apply a portion of the fee to the acquisition of Common Stock.

III.  SHARE ISSUANCE

        A.    Issue Date.    On the first trading day in January of the calendar year for which the election is effective, the portion of the retainer fee subject to such election shall automatically be applied to the acquisition of the selected shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of the Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation until the non-employee Board member vests in those shares. The non-employee Board member shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

        B.    Vesting.    Upon completion of each calendar quarter of Board service during the year for which the election is in effect, the non-employee Board member shall vest in one-fourth of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event (i) the non-employee Board member should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more quarterly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the non-employee Board member shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further stockholder rights with respect to such shares.

IV.    AMENDMENT OF THE DIRECTOR FEE PROGRAM

        A.    Limited Amendments.    The provisions of this Director Fee Program, together with the unvested share issuances outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

ARTICLE FOUR
MISCELLANEOUS

I.     LOANS OR INSTALLMENT PAYMENTS

        A.    The Plan Administrator may, in its discretion, assist any Optionee (including an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the exercise price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the exercise price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of such shares.

        B.    The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.    AMENDMENT OF THE PLAN AND AWARDS

        A.    The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment, and (ii) any amendment made to the Director Fee Program (or any stock options or share issuances outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Four. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, or increase the maximum number of shares of Common Stock for which any one participant may receive stock options, separately exercisable stock appreciation rights and direct share issuances over the term of the Plan, except for permissible adjustments under

Section VI.F of Article One, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

        B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III.  TAX WITHHOLDING

        A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        B.    The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Four and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options or unvested shares (other than the unvested shares issued under the Director Fee Program) with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

        Stock Withholding:    The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of the shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        Stock Delivery:    The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

IV.    EFFECTIVE DATE AND TERM OF PLAN

        A.    The 1993 Plan originally became effective immediately upon adoption by the Board on November 29, 1993. The Plan, as amended hereby, will become effective immediately upon approval by the Company's stockholders at the Annual Meeting on May 27, 2004. Stock options may be made under the Plan, as amended hereby, immediately thereafter upon the effective date of this amendment.

        B.    The Plan shall terminate upon the earlier of (i) December 31, 2013 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Director Fee Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

V.     USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes

VI.   REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Director Fee Program and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

        B.    No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal, and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

VII.   NO EMPLOYMENT/SERVICE RIGHTS

        Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

VIII.   MISCELLANEOUS PROVISIONS

        A.    Except to the extent otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

        B.    The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

        C.    The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees and any holders of unvested shares under the Plan, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

        IN WITNESS WHEREOF, the undersigned being the duly authorized and elected President and Chief Executive Officer of the Corporation has executed this Amended and Restated 1993 Stock Option/Stock Issuance Plan as of May [27], 2004.

Raymond J. Pacini President and Chief Executive Officer

CALIFORNIA COASTAL COMMUNITIES, INC.
Annual Meeting May 27, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        Raymond J. Pacini is hereby authorized to vote all shares of Common Stock of California Coastal Communities, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of California Coastal Communities, Inc. to be held on Wednesday, May 27, 2004 and at any adjournments, as specified on the reverse side.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        (Please mark this proxy and sign and date it on the
reverse side hereof and return it in the enclosed envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
A vote FOR Proposals 1, 2, 3 and 4 is recommended by the Board of Directors
1.		Election of Directors with terms expiring at the Annual Meeting in 2004.

	NOMINEES: 01 Phillip R. Burnaman II, 02 Raymond J. Pacini, 03 Thomas W. Sabin, Jr. and 04 J. Thomas Talbot	FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
		☐	☐
(Instructions: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

2.
Board Proposal to amend the Amended and Restated 1993 Stock Option/Stock Issuance Plan, increasing the number of shares of Common Stock issuable thereunder by an additional 150,000 shares, and to extend the term of the 1993 Plan to December 31, 2013.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.
Board Proposal to amend the Amended and Restated Certificate of Incorporation increasing the total authorized number of shares of stock from 11 million shares to 13.5 million shares of Common Stock and from 11 million shares to 13.5 million shares of Excess Stock.
☐ FOR ☐ AGAINST ☐ ABSTAIN
4.		Ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2004.
☐ FOR ☐ AGAINST ☐ ABSTAIN
5.		To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Please sign name below exactly as imprinted (do not print).

Signature ____________________________________  Signature ____________________________________  Date ________________, 2004

NOTE: Executors, administrators, trustees and others signing in a representative capacity should indicate the capacity in which they sign. If shares are held jointly, EACH holder should sign.

FOLD AND DETACH HERE

QuickLinks

PROXY STATEMENT
Proposal 1 ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN TRANSACTIONS
Proposal 2
Proposal 3
Proposal 4
OTHER MATTERS
NOMINATING COMMITTEE CHARTER OF CALIFORNIA COASTAL COMMUNITIES, INC.
CODE OF ETHICS AND BUSINESS CONDUCT of CALIFORNIA COASTAL COMMUNITIES, INC.
CALIFORNIA COASTAL COMMUNITIES, INC. AMENDED AND RESTATED 1993 STOCK OPTION/STOCK ISSUANCE PLAN (AS APPROVED BY THE BOARD OF DIRECTORS ON MARCH 4, 2004)